SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report
(Date of earliest event reported): November 7, 1994 .  .  .  .  .



                    SAN DIEGO GAS & ELECTRIC COMPANY
.  .  .  .  .  .  .  . .  .  .  .  .  .  .  . .  .  .  .  .  .  .

         (Exact name of registrant as specified in its charter)



           CALIFORNIA            1-3779                       95-1184800
.  .  .  .  .  .  .  . .  .  .  .  .  .  .  . .  .  .  .  .  .  .

(State or other jurisdiction of(Commission              (I.R.S. Employer
incorporation or organization)File Number)           Identification No.)



101 ASH STREET, SAN DIEGO, CALIFORNIA                              92101

(Address of principal executive offices)                      (Zip Code)



                                                          (619) 696-2000
Registrant's telephone number, including area code  .  .  .  .  .



.  .  .  .  .  .  .  . .  .  .  .  .  .  .  . .  .  .  .  .  .  .

     (Former name or former address, if changed since last report.)

                               FORM 8-K

Item 5.  Other Events

On November 7, 1994 SDG&E filed with the California Public
Utilities Commission an application to form a holding company.
Additional information is included in the attached press release.



Item 7.  Financial Statements and Exhibits

(c)  Exhibits

28.1  November 7, 1994 San Diego Gas & Electric Company Press
Release




                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SAN DIEGO GAS & ELECTRIC COMPANY

                                        (Registrant)


November 7, 1994            By:           /s/ F. H. Ault
- -----------------         ------------------------------------------
     Date                 F. H. Ault, Vice President and Controller